Item 77I - DWS Core Fixed Income
Fund

Effective March 1, 2010 (the
"Effective Date"), Class B shares
of DWS Core Fixed Income Fund (the
"Fund") will be closed to new
purchases, except that Class B
shares may continue to be purchased
in connection with an exchange or the
reinvestment of dividends or other
distributions (including the investment
of dividends and distributions in Class
B shares of another fund). From and
after the Effective Date, except as
noted above, no new purchases of Class
B shares will be allowed, whether by new investors or existing shareholders, including purchases under an automatic investment plan. The Effective Date is subject to change.

The closing of the Class B shares will
not affect: (a) the right of shareholders of Class B shares to continue to sell
(redeem) their shares as provided in the prospectus, subject to any applicable contingent deferred sales charge ("CDSC");
or (b) the automatic conversion of Class
B shares to Class A shares six years after purchase. Class B shares held as of the Effective Date will continue as Class B shares with all Class B attributes, including Rule 12b-1 fees, until sold or until their automatic conversion to Class
A shares.

Class A and Class C shares will continue to be offered as provided in the Fund prospectus. Investors should note the differences among the classes as described in the prospectus, including differences in sales charges and operating expenses.

From and after the Effective Date, purchases by shareholders under Class B shares automatic investment plans ("AIPs") established on or prior to December 1, 2009 will be automatically continued with Class A shares. Such shareholders will then be permitted to purchase Class A shares at net asset value, without a sales charge, whether as part of their AIP or otherwise.
The foregoing applies only to purchases under
(i) AIPs established directly with DWS
Investments ("DWS AIPs") and, (ii) provided they are identified as an AIP by DWS
Investments, AIPs sponsored by others, such as government direct deposit, employer sponsored payroll direct deposit and auto-debit programs established with the shareholder's bank or credit union ("non-DWS
AIP"). Shareholders with a non-DWS AIP should contact DWS Investments prior to the Effective
Date to ensure that their account is identified as an AIP. For any AIP established after December 1, 2009, this privilege to purchase
Class A shares without a sales charge will not apply and orders for Class B shares from such an AIP received on or after the Effective Date will not be accepted. For this reason, shareholders will not be permitted to establish
DWS AIPs for Class B shares after December 1,
2009 and shareholders should not establish non-DWS AIPs for Class B shares after that date.

Additionally, from and after the Effective
Date, certain employer-sponsored employee benefit plans (known as "DWS Investments Flex
Plans") using the ExpertPlan subaccount record keeping system maintained for DWS Investments-branded plans that are currently purchasing Class
B shares instead will purchase Class A shares at net asset value, without a sales charge.

The reinstatement feature described in the prospectus will be modified on the Effective
Date to no longer permit certain shareholders who have sold their Class B shares to repurchase
Class B shares within the six month period following the sale with a reimbursement (in the form of shares) of the CDSC. However, within the six month period after the sale, such shareholders may continue to purchase Class A shares without a sales charge with the proceeds of the sale of Class
B shares (but without a reimbursement of the CDSC), subject to the conditions of the reinstatement feature as described in the prospectus.

C:\Documents and Settings\e461716\Local Settings
\Temporary Internet Files\OLKDE\Item 77I - Core
Fixed Income Fund.rtf

Item 77I - DWS Diversified International
Equity Fund

Effective March 1, 2010 (the "Effective Date"),
Class B shares of DWS Diversified International
Equity Fund (the "Fund") will be closed to new purchases, except that Class B shares may continue to be purchased in connection with an exchange or the reinvestment of dividends or other distributions (including the investment of dividends and distributions in Class B shares of another fund). From and after the Effective Date, except as noted above, no new purchases of Class
B shares will be allowed, whether by new investors or existing shareholders, including purchases under an automatic investment plan.
The Effective Date is subject to change.

The closing of the Class B shares will not affect:
(a) the right of shareholders of Class B shares to continue to sell (redeem) their shares as provided in the prospectus, subject to any applicable contingent deferred sales charge ("CDSC"); or (b) the automatic conversion of Class B shares to Class A shares six years after purchase. Class B shares held as of the Effective Date will continue as Class B shares with all Class B attributes, including Rule 12b-1 fees, until sold or until their automatic conversion to Class A shares.

Class A and Class C shares will continue to be offered as provided in the Fund prospectus.
Investors should note the differences among the classes as described in the prospectus, including differences in sales charges and operating expenses.

From and after the Effective Date, purchases by shareholders under Class B shares automatic investment plans ("AIPs") established on or prior to December 1, 2009 will be automatically continued with Class A shares. Such shareholders will then be permitted to purchase Class A shares at net asset value, without a sales charge, whether as part of their AIP or otherwise. The foregoing applies only to purchases under (i) AIPs established directly with DWS Investments
("DWS AIPs") and, (ii) provided they are identified as an AIP by DWS Investments, AIPs sponsored by others, such as government direct deposit, employer sponsored payroll direct deposit and auto-debit programs established with the shareholder's bank or credit union ("non-
DWS AIP"). Shareholders with a non-DWS AIP should contact DWS Investments prior to the Effective Date to ensure that their account is identified as an AIP. For any AIP established after December 1, 2009, this privilege to purchase
Class A shares without a sales charge will not apply and orders for Class B shares from such an AIP received on or after the Effective Date will not be accepted. For this reason, shareholders will not be permitted to establish DWS AIPs for Class
B shares after December 1, 2009 and shareholders should not establish non-DWS AIPs for Class B shares after that date.

Additionally, from and after the Effective Date, certain employer-sponsored employee benefit plans (known as "DWS Investments Flex Plans") using the ExpertPlan subaccount record keeping system maintained for DWS Investments-branded plans that are currently purchasing Class B shares instead will purchase Class A shares at net asset value, without a sales charge.

The reinstatement feature described in the prospectus will be modified on the Effective Date to no longer permit certain shareholders who have sold their Class B shares to repurchase Class B shares within the six month period following the sale with a reimbursement (in the form of shares) of the CDSC. However, within the six month period after the sale, such shareholders may continue to purchase Class A shares without a sales charge with the proceeds of the sale of Class
B shares (but without a reimbursement of the CDSC), subject to the conditions of the reinstatement feature as described in the prospectus.

E:\Electronic Working Files\NSAR\2010\4-30-10\
DWS Advisor Funds\03-Exhibits\Item 77I -
Diversified International Equity Fund.rtf

Item 77I - DWS High Income Plus
Fund

Effective March 1, 2010 (the
"Effective Date"), Class B shares
of DWS High Income Plus Fund (the
"Fund") will be closed to new
purchases, except that Class B
shares may continue to be purchased
in connection with an exchange or
the reinvestment of dividends or
other distributions (including the
investment of dividends and
distributions in Class B shares of
another fund). From and after the
Effective Date, except as noted above,
no new purchases of Class B shares
will be allowed, whether by new
investors or existing shareholders,
including purchases under an
automatic investment plan. The Effective
Date is subject to change.

The closing of the Class B shares will
not affect: (a) the right of shareholders of Class B shares to continue to sell
(redeem) their shares as provided in
the prospectus, subject to any applicable contingent deferred sales charge ("CDSC");
or (b) the automatic conversion of Class
B shares to Class A shares six years after purchase. Class B shares held as of the Effective Date will continue as Class B shares with all Class B attributes, including Rule 12b-1 fees, until sold or until their automatic conversion to Class
A shares.

Class A and Class C shares will continue to be offered as provided in the Fund prospectus. Investors should note the differences among the classes as described in the prospectus, including differences in sales charges and operating expenses.

From and after the Effective Date, purchases by shareholders under Class B shares automatic investment plans ("AIPs") established on or prior to December 1, 2009 will be automatically continued with Class A shares. Such shareholders will then be permitted to purchase Class A shares at net asset value, without a sales charge, whether as part of their AIP or otherwise. The foregoing applies only to purchases under (i) AIPs established directly with DWS Investments ("DWS AIPs") and,
(ii) provided they are identified as an AIP by DWS Investments, AIPs sponsored by others, such as government direct deposit, employer sponsored payroll direct deposit and auto-debit programs established with the shareholder's bank or credit union ("non-DWS AIP").
Shareholders with a non-DWS AIP should contact
DWS Investments prior to the Effective Date to ensure that their account is identified as an AIP. For any AIP established after December 1,
2009, this privilege to purchase Class A shares without a sales charge will not apply and orders for Class B shares from such an AIP received on or after the Effective Date will not be accepted. For this reason, shareholders will not be permitted to establish DWS AIPs for Class B shares after December 1, 2009 and shareholders should not establish non-DWS
AIPs for Class B shares after that date.

Additionally, from and after the Effective
Date, certain employer-sponsored employee benefit plans (known as "DWS Investments Flex
Plans") using the ExpertPlan subaccount record keeping system maintained for DWS Investments-branded plans that are currently purchasing Class
B shares instead will purchase Class A shares at net asset value, without a sales charge.

The reinstatement feature described in the prospectus will be modified on the Effective
Date to no longer permit certain shareholders who have sold their Class B shares to repurchase
Class B shares within the six month period following the sale with a reimbursement (in the form of shares) of the CDSC. However, within the six month period after the sale, such shareholders may continue to purchase Class A shares without a sales charge with the proceeds of the sale of Class B shares (but without a reimbursement of the CDSC), subject to the conditions of the reinstatement feature as described in the prospectus.

C:\Documents and Settings\e461716\Local Setting s\Temporary Internet Files\OLKDE\Item 77I - High
Income Plus Fund.rtf

Item 77I - DWS Short Duration Fund

Effective March 1, 2010 (the "Effective Date"),
Class B shares of DWS Short Duration Fund (the
"Fund") will be closed to new purchases, except that Class B shares may continue to be purchased in connection with an exchange or the reinvestment of dividends or other distributions
(including the investment of dividends and distributions in Class B shares of another fund).
From and after the Effective Date, except as noted above, no new purchases of Class B shares will be allowed, whether by new investors or existing shareholders, including purchases under an automatic investment plan. The Effective Date is subject to change.

The closing of the Class B shares will not affect:
(a) the right of shareholders of Class B shares to continue to sell (redeem) their shares as provided in the prospectus, subject to any applicable contingent deferred sales charge ("CDSC"); or (b) the automatic conversion of Class B shares to Class A shares six years after purchase. Class B shares held as of the Effective Date will continue as Class B shares with all Class B attributes, including Rule 12b-1 fees, until sold or until their automatic conversion to Class A shares.

Class A and Class C shares will continue to be offered as provided in the Fund prospectus.
Investors should note the differences among the classes as described in the prospectus, including differences in sales charges and operating expenses.

From and after the Effective Date, purchases by shareholders under Class B shares automatic investment plans ("AIPs") established on or prior to December 1, 2009 will be automatically continued with Class A shares. Such shareholders will then be permitted to purchase Class A shares at net asset value, without a sales charge, whether as part of their AIP or otherwise. The foregoing applies only to purchases under (i) AIPs established directly with DWS Investments
("DWS AIPs") and, (ii) provided they are identified as an AIP by DWS Investments, AIPs sponsored by others, such as government direct deposit, employer sponsored payroll direct deposit and auto-debit programs established with the shareholder's bank or credit union ("non-
DWS AIP"). Shareholders with a non-DWS AIP should contact DWS Investments prior to the Effective Date to ensure that their account is identified as an AIP. For any AIP established after December 1, 2009, this privilege to purchase
Class A shares without a sales charge will not apply and orders for Class B shares from such an AIP received on or after the Effective Date will not be accepted. For this reason, shareholders will not be permitted to establish DWS AIPs for Class
B shares after December 1, 2009 and shareholders should not establish non-DWS AIPs for Class B shares after that date.

Additionally, from and after the Effective Date, certain employer-sponsored employee benefit plans (known as "DWS Investments Flex Plans") using the ExpertPlan subaccount record keeping system maintained for DWS Investments-branded plans that are currently purchasing Class B shares instead will purchase Class A shares at net asset value, without a sales charge.

The reinstatement feature described in the prospectus will be modified on the Effective Date to no longer permit certain shareholders who have sold their Class B shares to repurchase Class B shares within the six month period following the sale with a reimbursement (in the form of shares) of the CDSC. However, within the six month period after the sale, such shareholders may continue to purchase Class A shares without a sales charge with the proceeds of the sale of Class
B shares (but without a reimbursement of the CDSC), subject to the conditions of the reinstatement feature as described in the prospectus.

C:\Documents and Settings\e467565\Local Settings
\Temporary Internet Files\OLK47B\Item 77I -
Short Duration Fund.rtf



Item 77I - DWS Short-Term Municipal
Bond Fund

Effective March 1, 2010 (the
"Effective Date"), Class B shares of
DWS Short-Term Municipal Bond Fund
(the "Fund") will be closed to new
purchases, except that Class B shares
may continue to be purchased in
connection with an exchange or the
reinvestment of dividends or other
distributions (including the
investment of dividends and
distributions in Class B shares of
another fund). From and after the
Effective Date, except as noted above,
no new purchases of Class B shares
will be allowed, whether by new
investors or existing shareholders,
including purchases under an automatic
investment plan. The Effective Date is
subject to change.

The closing of the Class B shares will
not affect: (a) the right of shareholders of Class B shares to continue to sell
(redeem) their shares as provided in the prospectus, subject to any applicable contingent deferred sales charge ("CDSC");
or (b) the automatic conversion of Class
B shares to Class A shares six years after purchase. Class B shares held as of the Effective Date will continue as Class B shares with all Class B attributes, including Rule 12b-1 fees, until sold or until their automatic conversion to Class
A shares.

Class A and Class C shares will continue to be offered as provided in the Fund prospectus. Investors should note the differences among the classes as described in the prospectus, including differences in sales charges and operating expenses.

From and after the Effective Date,
purchases by shareholders under Class B
shares automatic investment plans ("AIPs") established on or prior to December 1, 2009 will be automatically continued with Class
A shares. Such shareholders will then be permitted to purchase Class A shares at net asset value, without a sales charge, whether as part of their AIP or otherwise. The foregoing applies only to purchases under
(i) AIPs established directly with DWS
Investments ("DWS AIPs") and, (ii) provided they are identified as an AIP by DWS
Investments, AIPs sponsored by others, such as government direct deposit, employer sponsored payroll direct deposit and auto-debit programs established with the shareholder's bank or credit union ("non-
DWS AIP"). Shareholders with a non-DWS AIP should contact DWS Investments prior to the Effective Date to ensure that their account is identified as an AIP. For any AIP established after December 1, 2009, this privilege to purchase Class A shares without a sales charge will not apply and orders for Class B shares from such an AIP received on or after the Effective Date will not be accepted.
For this reason, shareholders will not be permitted to establish DWS AIPs for Class B shares after December 1, 2009 and shareholders should not establish non-DWS AIPs for Class B shares after that date.

Additionally, from and after the Effective
Date, certain employer-sponsored employee benefit plans (known as "DWS Investments Flex
Plans") using the ExpertPlan subaccount record keeping system maintained for DWS Investments-branded plans that are currently purchasing Class
B shares instead will purchase Class A shares at net asset value, without a sales charge.

The reinstatement feature described in the prospectus will be modified on the Effective
Date to no longer permit certain shareholders who have sold their Class B shares to repurchase
Class B shares within the six month period following the sale with a reimbursement (in the form of shares) of the CDSC. However, within the six month period after the sale, such shareholders may continue to purchase Class A shares without a sales charge with the proceeds of the sale of Class B shares (but without a reimbursement of the CDSC), subject to the conditions of the reinstatement feature as described in the prospectus.

C:\Documents and Settings\e461716\Local Settings
\Temporary Internet Files\OLKDE\Item 77I - Short
-Term Municipal Bond
Fund.rtf